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                                                                    EXHIBIT 23.2
                                                                    ------------



                      CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in this registration statement on Form S-8 of our report dated May 29, 1996, except as to the information presented in Note Q for which the date is June 25, 1996 on our audit of the consolidated financial statements of PolyMedica Industries, Inc.



                                        /s/ Coopers & Lybrand L.L.P.

                                        Coopers & Lybrand L.L.P.


Boston, Massachusetts
December 6, 1996